Rule 497(e)
                                                Registration No. 33-73824
                                                File No. 811-8274

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                         MASSMUTUAL INSTITUTIONAL FUNDS
                     SUPPLEMENT DATED JULY 29, 1998 TO THE
                          PROSPECTUS DATED MAY 1, 1998

The Prospectus is changed as follows:

1. The last four sentences of the third paragraph under the caption "(5) MASSMUTUAL VALUE EQUITY FUND" on page 16 of the Prospectus are replaced with the following:

    On July 29, 1998, Walter McCormick became the Fund's portfolio manager. As portfolio manager, Mr. McCormick is the person principally responsible for the day-to-day management of the Fund's portfolio. Mr. McCormick joined Babson on June 22, 1998, as a Senior Vice President, from Keystone Investments, Inc., where he managed equity portfolios for the past 14 years, and since 1997, also served as the chief investment officer of Keystone's Growth and Income unit.

2. The following is added as a new second paragraph under the caption "SECURITIES LENDING" on page 17 of the Prospectus:

    Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund's securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government Securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of such Fund.

3. The following is added immediately before the caption "HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES" on page 20 of the Prospectus:

    YEAR 2000 ISSUE

    Like other businesses and governments around the world, the Funds could be adversely affected if the computer systems used by the Funds' service providers and those with which they do business do not properly recognize the Year 2000. This is commonly known as the "Year 2000 issue." In 1996, MassMutual began an enterprise-wide process of identifying, evaluating and implementing changes to its computer systems to address the Year 2000 issue. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual has advised the Funds that the Year 2000 issue is one of MassMutual's highest business operational priorities. MassMutual is also seeking assurances from the Funds' other service providers, including the Sub-Advisers, and others with which MassMutual and the Funds conduct business in order to identify and resolve Year 2000 issues. In addition, because the Year 2000 issue affects virtually all organizations, the companies in which the Funds invest could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

4. The second and third to last sentences of the fourth paragraph under the caption "HOW FUND SHARES ARE PRICED" on page 25 of the Prospectus are replaced with the following:

    In connection with the sale of Class Y shares to non-qualified deferred compensation plans that enter into an administrative services agreement with MassMutual, additional compensation may be paid as determined by MassMutual from time-to-time; as of the date of this Supplement, aggregate annual compensation in such cases is in an amount equal to 0.25% of the amount invested.

July 29, 1998